Supplement to the Current Prospectus

Effective immediately, the following is added to the Prospectus:

The fund has determined to participate in the initial term of the United States Department of Treasury's Temporary Guarantee Program for Money Market Funds (the Program) through December 18, 2008. The Program provides coverage upon liquidation of the fund to shareholders for amounts held in participating money market funds as of the close of business on September 19, 2008 subject to certain conditions and limitations. Participation in the Program does not guarantee a $1.00 net asset value upon redemption or liquidation of shares. The cost to participate in the Program will be borne by the fund, although generally only shareholder balances as of September 19, 2008 are covered by the Program. Treasury may elect to extend the Program, while continuing to limit coverage under the Program to shareholders as of September 19, 2008. If that occurs, and if the fund determines to participate in the extension of the Program, the cost to participate in the extension of the Program would be borne by the fund although generally only shareholder balances as of September 19, 2008 would be covered by the extension of the Program.


                 The date of this supplement is October 2, 2008.